SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------


                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              March 14, 2000

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                       47-0648386
(State or other jurisdiction of     (Commission File           (IRS Employer
 incorporation or organization)          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                     68145                      (402)895-6640
(Address of principal            (Zip Code)  (Registrant's telephone number)
   executive offices)


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ITEM 5.  OTHER EVENTS.

     On March 14, 2000, a news release was issued announcing that six of the nation's largest transportation companies - Covenant Transport, Inc.;
J. B. Hunt Transport Services, Inc.; M. S. Carriers, Inc.; Swift Transportation Co., Inc.; U. S. Xpress Enterprises, Inc.; and Werner Enterprises, Inc. - are merging their logistics businesses in a new Internet venture, Transplace.com. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99.1   News release issued on March 14, 2000.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      March 14, 2000               By:  /s/ John J. Steele
          ----------------------             -----------------------------
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      March 14, 2000               By:  /s/ James L. Johnson
          ----------------------             -----------------------------
                                             James L. Johnson
                                             Corporate Secretary and
                                               Controller